EXHIBIT 10.13

                       THIRD AMENDMENT TO FACILITIES LEASE

      THIS THIRD AMENDMENT TO FACILITIES LEASE ("Amendment") is made as of the date set forth below, by and between CEDARS-SINAI MEDICAL CENTER, a California nonprofit corporation ("Landlord"), and ARBIOS TECHNOLOGIES, INC., a California corporation ("Tenant").

                                    RECITALS:

      A. Landlord and Tenant entered into that certain Facilities Lease, made and entered into as of June 30, 2001, as amended ("Lease") for the Premises situated in the Building located at 110 George Burns Road, Los Angeles, California.

      B. Tenant and Landlord desire to amend the Lease to extend the term for an additional (3) years, on the terms of the Lease, as amended hereby.

      NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and sufficient consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant covenant and agree as follows:

                                   AGREEMENT:

      1. Each term which is not defined herein shall have the same definition as is ascribed to such term in the Lease, unless specifically stated otherwise herein.

      2. Section 1.5 of the Lease is hereby amended and restated to read in its entirety as follows:

      "Termination Date: June 30, 2007."

      3. As provided by Sections 5.1 and 5.2 of the Lease, commencing as of July 1, 2004, the Basic Annual Rent shall be Five Thousand Eight Hundred Forty-One 00/100 Dollars ($5,841.00).

      4. Nothing contained in this Amendment shall be deemed to waive any requirements for timely performance of all rights and obligations. Time is expressly restated to be of the essence of the Lease.

      5. The Lease, as amended hereby, shall remain in full force and effect. In the case of any inconsistency between the provisions of the Lease and this Amendment, the latter provisions shall govern and control.

      6. This Amendment may be executed in counterparts and the signature pages combined to constitute one document.


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      7. This Amendment shall become binding upon the parties only when executed by both parties and mutually delivered between them.

      EXECUTED as of the _____ day of June 2004.

                                    LANDLORD:

                                    CEDARS-SINAI MEDICAL CENTER,
                                    a California nonprofit corporation


                                    By: /s/ Richard Katzman
                                        ----------------------------------------
                                        Name: Richard Katzman
                                        Its: Vice President of Academic Affairs


                                    TENANT:

                                    ARBIOS TECHNOLOGIES, INC.


                                    By: /s/ Jacek Rozga
                                        ----------------------------------------
                                        Name: Jacek Rozga, M.D., Ph.D
                                        Its: President


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